May 8, 2025

Daniel Greenspan, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Exchange-Traded Funds, Inc.

  T. Rowe Price Financials ETF

  T. Rowe Price Global Equity ETF

  T. Rowe Price Health Care ETF

  T. Rowe Price International Equity Research ETF

  T. Rowe Price Natural Resources ETF

 File Nos.: 333-235450/811-23494

Dear Mr. Greenspan:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There are no changes to the Funds’ prospectuses and Statement of Additional Information (“SAI”) that were filed under Rule 485(b) on April 30, 2025.

The Funds’ prospectuses and SAI went effective automatically on May 8, 2025.

If you have any questions about this filing, please give me a call at 410-577-4847 or e-mail me at sonia.kurian@troweprice.com.

Sincerely,

/s/Sonia Kurian
Sonia Kurian
Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.